UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2012

SeraCare Life Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34105	33-0056054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

37 Birch Street, Milford, Massachusetts 01757

(Address of principal executive offices)

Registrant’s telephone number, including area code: (508) 244-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On February 27, 2012, SeraCare Life Sciences, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger dated February 12, 2012 (the “Merger Agreement”) by and among the Company, Project Plasma Holdings Corporation, a Delaware corporation (“Parent”), and Project Plasma Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Amendment was entered into to amend and restate the form of certificate of incorporation of the surviving corporation of the Merger to substantially conform its indemnification and advancement of expenses provisions to those included in the Company’s currently effective certificate of incorporation.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached hereto as Exhibit 2.2, which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document may contain disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the Company and the Merger. Forward-looking statements include statements in which we use words such as "expect," "believe," "anticipate," "intend," or similar expressions. These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Factors that could cause events not to occur as expressed in the forward-looking statements in this document include, but are not limited to, unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted with respect to the Merger; and the inability to complete the Merger due to the failure to obtain the Shareholder Approval or the failure to satisfy other closing conditions, including the receipt of required regulatory approvals, as well as other risk factors detailed in the Company’s Annual Report on Form 10-K filed with the SEC on November 21, 2011, as amended, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” and otherwise in the Company’s reports and filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company assumes no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the Merger. In connection with the Merger, the Company intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission, or the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The proxy statement and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a written request to SeraCare Life Sciences, Inc., 37 Birch Street, Milford, MA 01757, Attention: Corporate Secretary.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the special meeting of shareholders that will be held to consider the Merger. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, which was filed with the SEC on January 30, 2012, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Information regarding the direct and indirect interests of the Company, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of the Company’s security holders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s current report on Form 8-K, event date February 12, 2012, filed on February 14, 2012)
2.2	Amendment No. 1, dated February 27, 2012, to Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.

By: /s/ Gregory A. Gould

Name: Gregory A. Gould

Title: Interim President and Chief Executive Officer,

Chief Financial Officer, Secretary and Treasurer

Dated: February 27, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s current report on Form 8-K, event date February 12, 2012, filed on February 14, 2012)
2.2	Amendment No. 1, dated February 27, 2012, to Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc.